                                                                  Exhibit 10.13c

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT dated as of the 29th day of February 2000 between Juno Online Services, Inc. (the "Company") and Robert H. Cherins (the "Employee").

WHEREAS, the Company and the Employee are parties to an Employment Agreement dated as of April 26, 1999 (the "Employment Agreement") pursuant to which the Employee is employed by the Company;

WHEREAS, the Company and the Employee desire to amend the Employment Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AMENDMENT TO COMPENSATION PROVISIONS. Section 2 of the Employment Agreement is amended as follows:

     a. In Section 2(a), the Compensation Period shall begin on January 1, 2000 and shall end on December 31, 2000.

     b. In Section 2(a), the figure set forth as the Employee's base salary shall be replaced with $185,000. This new figure shall remain subject to all of the provisions of Section 2(a).

     c. In Section 2(d), the figure set forth as the Employee's non-refundable advance against bonus shall be replaced with $143,500. This new figure shall remain subject to all of the provisions of Section 2(d).

2. NO OTHER AMENDMENTS. Except as expressly amended as provided herein, the Employment Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

3. SEVERABILITY. The holding of any provision of this amendment to be illegal, invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this amendment, which shall remain in full force and effect.

4. GOVERNING LAW. This amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (without regard to conflicts-of-laws-principles.)

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

JUNO ONLINE SERVICES, INC.

By: /s/ Charles Ardai
   -------------------------------
        Charles Ardai
        President and Chief Executive Officer

EMPLOYEE:

    /s/ Robert H. Cherins
   -------------------------------
        Robert H. Cherins